UNITED
                    INTERNATIONAL
                    GROWTH FUND,
                    INC.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the fiscal year ended June 30, 1999

MANAGER'S LETTER
JUNE 30, 1999


Dear Shareholder:


This report relates to the operation of United International Growth Fund, Inc. for the fiscal year ended June 30, 1999. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Global markets were extremely volatile during the last fiscal year. Asia struggled to recover from the world's most serious post-war financial crisis and Japanese corporations finally began to take the first important steps toward restructuring. European companies implemented restructuring programs and expanded operations across Europe to benefit from the move to a single currency. The successful introduction of the Euro on January first encouraged further corporate restructuring throughout Europe. Benign global inflation allowed broad interest rate cuts, beginning in late 1998, which boosted equity flows into the Asian region. Throughout the year, emerging markets reacted to dramatic shifts in investor confidence.

The Fund's portfolio remains concentrated in high-quality European growth stocks that we believe are best positioned for Europe's new single market. We maintained somewhat of a defensive position during the second half of 1998 by raising the Fund's cash position and taking a cautious stance regarding Asia and other emerging markets due to the continuing global financial crisis affecting those markets. However, in early 1999 we increased our holdings in Japan and emerging markets by selecting companies where restructuring efforts appear most promising and corporate culture is changing.

The strategies and techniques we applied during the fiscal year resulted in the Fund underperforming the indexes charted on the following page. Those indexes generally reflect the performance of the international securities market as charted by the Morgan Stanley Captial International E.A.FE. Index (Europe, Australia, Far East Index) and the universe of funds with similar investment objectives (the Lipper International Fund Universe Average). Our concentration in Europe, which contributed to outstanding performance in prior periods, limited the Fund's performance during the past fiscal year as the U.S. dollar remained strong relative to the Euro. Our defensive position also negatively impacted the Fund's performance.

Foreign equity markets should remain relatively stable as U.S. interest rates are expected to rise only modestly in coming months. Many foreign countries may continue to lower interest rates as global inflation remains benign. Global growth forecasts are reflecting more optimism, and Y2K concerns are diminishing. Corporate restructuring continues to be a global theme. Improved global growth should bring broad investment opportunities. We will continue to focus on high quality European growth stocks while increasing our holdings in Japan and emerging markets as we see additional evidence of important structural reforms.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


Thomas Mengel
Manager, United International Growth Fund, Inc.

               The Year 2000 information contained in this letter is being designated as a Year 2000 readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

             Comparison of Change in Value of $10,000 Investment in
            United International Growth Fund, Inc., Class A Shares,
  The Morgan Stanley Capital International E.A.FE. Index (with net dividends)
               and The Lipper International Fund Universe Average

                                    Morgan
                                   Stanley
                        United     Capital         Lipper
                        Inter-      Inter-  International
                        national  national           Fund
                        Growth     E.A.FE.       Universe
                        Fund         Index        Average
                      ---------  ---------     ----------
     06/30/89  Purchase  $9,425    $10,000        $10,000
     06/30/90            10,880     10,326         12,117
     06/30/91             9,738      9,135         10,904
     06/30/92            11,841      9,075         11,973
     06/30/93            12,150     10,916         12,924
     06/30/94            16,199     12,772         15,736
     06/30/95            17,491     12,983         15,922
     06/30/96            19,538     14,708         18,396
     06/30/97            24,038     16,596         21,379
     06/30/98            32,329     17,608         23,069
     06/30/99            30,585     18,949         24,191

===== United International Growth Fund, Inc., Class A Shares* -- $30,585 +++++ Morgan Stanley Capital International E.A.FE. Index -- $18,949 ---- Lipper International Fund Universe Average -- $24,191

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Average Annual Total Return +
                    Class A++  Class Y
         -----------------------------
Year Ended
   6/30/99         -10.83%     -5.06%
5 Years Ended
   6/30/99          12.22%     N/A
10 Years Ended
   6/30/99          11.83%     N/A
Life of
   Class Y +++      N/A        14.52%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 6/30/99.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
UNITED INTERNATIONAL GROWTH FUND, INC.

PORTFOLIO STRATEGY:
Normally at least 80% in    OBJECTIVE: Long-term appreciation of
foreign securities.  Not               capital with realization
more than 75% in securities            of income as a secondary
in any one country.                    consideration.

Maximum of 15% in currency   STRATEGY: Invests in securities
exchange contracts                     (primarily common stocks,
                                       preferred stocks and/or
                                       debt securities) issued
Cash Reserves                          by companies or
                                       governments of any
                                       nation.

FOUNDED:                              1970


      SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and
                                      December)


PERFORMANCE SUMMARY - Class A Shares

            PER SHARE DATA
  For the Fiscal Year Ended June 30, 1999
  ---------------------------------------

  DIVIDENDS PAID                 $0.045
                                 ======

  CAPITAL GAINS DISTRIBUTION     $1.15
                                 =====

  NET ASSET VALUE ON
    6/30/99 $9.97 adjusted to:  $11.12(A)
    6/30/98                      11.85
                                ------
  CHANGE PER SHARE              $(0.73)
                                ======

(A)This number includes the capital gains distribution of $1.15 paid in December 1998 added to the actual net asset value on June 30, 1999.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
1-year period ended 6-30-99             -10.83%         -5.40%
5-year period ended 6-30-99              12.22%         13.56%
10-year period ended 6-30-99             11.83%         12.49%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On June 30, 1999, United International Growth Fund, Inc. had net assets totaling $1,261,370,207 invested in a diversified portfolio of:

         87.41%     Common Stocks
          7.14%     Cash and Cash Equivalents and Open Forward
                         Currency Contracts
          5.45%     Preferred Stocks


As a shareholder of United International Growth Fund, Inc., for every $100 you had invested on June 30, 1999, your Fund was invested by geographic region and by industry, respectively, as follows:

    $60.24  Europe
     18.59  Pacific Basin
      7.14  Cash and Cash Equivalents and Open Forward Currency
               Contracts
      5.56  Other Regions
      5.35  Scandinavia
      3.12  United States


    $25.55  Manufacturing
     23.91  Transportation, Communication, Electric,
               Gas and Sanitary Services
     13.41  Miscellaneous Investing Institutions
     13.40  Finance, Insurance and Real Estate
               Contracts
      7.14  Cash and Cash Equivalents and Open Forward Currency
               Contracts
      5.97  Services
      4.67  Wholesale and Retail Trade
      3.00  Contract Construction
      2.01  Mining
      0.94  Environmental Quality and Housing

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1999
                                              Shares        Value
COMMON STOCKS
Australia - 1.26%
 Cable & Wireless Optus Limited*  ........ 3,490,000 $  7,936,902
 Cable & Wireless Optus Limited (A)*  .... 3,510,000    7,982,386
   Total .................................             15,919,288

Canada - 2.36%
 AT&T Canada Inc.*  ......................   264,500   16,877,572
 Rogers Communications Inc., Class B*  ...   800,000   12,845,407
   Total .................................             29,722,979

Denmark - 0.44%
 TK Development A/S  .....................    62,950    5,495,379

Finland - 2.56%
 Nokia, AB  ..............................   230,500   20,193,990
 UPM-Kymmene Corporation  ................   392,300   12,130,308
   Total .................................             32,324,298

France - 9.54%
 AXA-UAP  ................................   143,300   17,472,828
 ALTRAN TECHNOLOGIES  ....................    18,316    4,832,845
 Cap Gemini N.V.  ........................    84,600   13,288,856
 Elf Acquitaine  .........................    78,360   11,492,952
 Lagardere SCA  ..........................   242,125    9,009,052
 Societe Generale, Class A  ..............    82,600   14,549,712
 Societe Industrielle de Transports
   Automobiles S.A. ......................    52,625   11,900,385
 Suez Lyonnaise des Eaux  ................   210,000   37,856,580
   Total .................................            120,403,210

Germany - 5.64%
 Bayer Group (The)  ......................   300,000   12,492,084
 EM.TV & Merchandising AG  ...............    10,000   14,069,055
 Mannesmann AG  ..........................   146,600   21,864,260
 SGL CARBON Aktiengesellschaft*  .........    50,000    3,865,125
 Siemens AG  .............................   200,000   15,419,272
 VBH Holding AG  .........................   205,000    3,401,825
   Total .................................             71,111,621

Hong Kong - 0.50%
 Hutchison Whampoa Limited, Ordinary Shares  700,000    6,338,046

Ireland - 1.84%
 Bank of Ireland (The)  ..................   745,159   12,572,195
 CRH public limited company  .............   600,000   10,627,611
   Total .................................             23,199,806


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1999

                                              Shares        Value
COMMON STOCKS(Continued)
Italy - 3.63%
 Banca Monte dei Paschi di
   Siena S.p.A. (A)* ..................... 1,222,500$   5,418,132
 Istituto Bancario San Paolo di Torino -
   Istituto Mobiliare Italiano S.p.A. .... 1,000,000   13,605,240
 Seat-Pagine Gialle S.p.A.  .............. 6,000,000    5,101,965
 Telecom Italia Mobile S.p.A., Risp  ..... 4,000,000   21,685,928
   Total .................................             45,811,265

Japan - 16.83%
 Asahi Chemical Industry Co., Ltd.  ...... 2,000,000   11,095,035
 Canon Inc.  .............................   600,000   17,262,618
 Fuji Bank, Limited (The)  ...............   871,000    6,077,665
 FUJITSU LIMITED  ........................   600,000   12,078,872
 Hitachi, Ltd.  .......................... 1,500,000   14,075,483
 Kao Corporation  ........................   500,000   14,054,814
 Matsushita Communication Industrial
   Co., Ltd. .............................   200,000   14,302,840
 Matsushita Electric Industrial  .........   800,000   15,542,971
 NEC Corporation  ........................   458,000    5,698,731
 NKK CORPORATION*  ....................... 1,000,000      818,486
 NTT Mobile Communications Network, Inc.       2,000   27,117,523
 Nippon Express Co., Ltd.  ............... 1,063,000    6,371,585
 Nippon Telegraph and Telephone Corporation    1,500   17,485,842
 ROHM CO., LTD.  .........................   111,300   17,437,353
 Sumitomo Electric Industries, Ltd.  ..... 1,257,000   14,299,797
 Takeda Chemical Industries, Ltd.  .......   400,000   18,552,354
   Total .................................            212,271,969

Mexico - 1.56%
 Fomento Economico Mexicano, S.A de C.V.   3,000,000   12,001,910
 Grupo Financiero Banamex-Accival S.A.*  . 3,000,000    7,640,473
   Total .................................             19,642,383

Netherlands - 8.08%
 Akzo Nobel N.V.  ........................   320,000   13,456,819
 Benckiser N.V., Class B  ................   301,960   16,106,161
 CMG plc  ................................   300,000    7,884,855
 EQUANT N.V.*  ...........................   150,000   13,821,687
 ING Groep N.V. ..........................   265,273   14,354,386
 Koninklijke Philips Electronics N.V.,
   Ordinary Shares .......................   183,807   18,120,881
 Royal Dutch Petroleum Company  ..........   235,000   13,757,784
 United Pan-Europe Communications N.V.*  .    81,500    4,418,508
   Total .................................            101,921,081

Norway - 0.46%
 Merkantildata ASA  ......................   600,000    5,786,435


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1999

                                              Shares        Value
COMMON STOCKS (Continued)
Spain - 3.10%
 Banco Bilbao Vizcaya, S.A.  ............. 1,000,000$  14,440,107
 Tele Pizza, S.A.*  ...................... 1,500,000    7,761,171
 Telefonica de Espana, S.A.  .............   350,000   16,893,688
   Total .................................             39,094,966

Sweden - 1.89%
 Nordbanken Holding AB  .................. 1,000,000    5,858,086
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   546,200   17,973,394
   Total .................................             23,831,480

Switzerland - 5.05%
 Clariant Limited, Registered Shares  ....    26,300   10,829,312
 Credit Suisse Group, Registered Shares  .    70,000   12,114,778
 Julius Baer Holding AG  .................     5,215   14,863,572
 Roche Holdings AG  ......................     1,500   15,421,733
 UBS AG, Registered Shares  ..............    35,000   10,448,433
   Total .................................             63,677,828

United Kingdom - 19.55%
 Barclays PLC ............................   364,000   10,584,772
 Capita Group plc (The)  ................. 1,080,700   11,182,107
 COLT Telecom Group plc*  ................ 1,417,000   29,658,671
 Energis plc*  ...........................   111,575    2,658,903
 Energis plc (A)*  .......................   324,475    7,732,444
 Granada Group PLC  ......................   500,000    9,259,588
 HSBC Holdings plc (A)  ..................   200,000    7,086,146
 Independent Energy Holdings plc, ADS*  ..   475,000    6,471,875
 Invensys plc  ........................... 1,000,000    4,728,300
 Kingfisher plc  ......................... 1,051,525   12,114,926
 Lloyds TSB Group plc  ................... 1,045,000   14,189,116
 Misys plc  .............................. 2,982,480   25,524,729
 NTL Incorporated*  ......................   161,000   13,881,219
 Next plc  ...............................   800,000    9,708,776
 Securicor plc  .......................... 1,276,300   11,234,654
 Sema Group plc  ......................... 1,401,662   13,520,056
 Telewest Communications plc*  ........... 2,549,000   11,419,684
 Telewest Communications plc (A)*  ....... 2,948,837   13,210,979
 Vodafone Group Plc  ..................... 1,652,223   32,498,777
   Total .................................            246,665,722

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1999
                                              Shares        Value
COMMON STOCKS (Continued)
United States - 3.12%
 ESG Re Limited  .........................   390,000$   5,813,438
 Global TeleSystems Group, Inc.*  ........   225,000   18,217,969
 Pharmacia & Upjohn, Inc.  ...............   176,400   10,021,725
 Transocean Offshore Incorporated  .......   200,000    5,250,000
   Total .................................             39,303,132

TOTAL COMMON STOCKS - 87.41%                        $1,102,520,888
 (Cost: $930,207,944)

PREFERRED STOCKS
Brazil - 1.64%
 Petroleo Brasileiro S.A. - Petrobras  ...55,500,000$   8,591,525
 Telebras S.A., ADR  .....................   134,500   12,130,219
   Total .................................             20,721,744

Germany - 3.81%
 Fresenius Medical Care AG  ..............    40,000    7,070,602
 Marschollek, Lautenschlager und
   Partner AG ............................    54,080   25,751,998
 Rhoen-Klinikum AG  ......................    71,700    7,020,613
 SAP AG  .................................    12,925    5,162,197
 Wella AG  ...............................     4,200    3,051,903
   Total .................................             48,057,313

TOTAL PREFERRED STOCKS - 5.45%                      $  68,779,057
 (Cost: $50,260,748)

UNREALIZED GAIN ON OPEN                   Face Amount
 FORWARD CURRENCY CONTRACTS - 0.03%       in Thousands

 Japanese Yen, 10-8-99  ..................Y7,287,437$     338,753


TOTAL SHORT-TERM SECURITIES - 2.97%                 $  37,508,956
 (Cost: $37,508,956)

TOTAL INVESTMENT SECURITIES - 95.86%                $1,209,147,654
 (Cost: $1,017,977,648)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 4.14%       52,222,553

NET ASSETS - 100.00%                                $1,261,370,207

                     See Notes to Schedule of Investments.

Notes to Schedule of Investments



*No dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $41,430,087 or 3.28% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value (Notes 1 and 3)     $1,209,148
 Receivables:
   Fund shares sold ...............................        31,620
   Investment securities sold .....................        25,911
   Dividends and interest .........................         3,777
 Prepaid insurance premium ........................            19
                                                       ----------
    Total assets  .................................     1,270,475
                                                       ----------
Liabilities
 Payable for investment securities purchased  .....         4,748
 Payable to Fund shareholders ............ ........         2,708
 Due to custodian  ................................           446
 Accrued transfer agency and dividend
   disbursing (Note 2) ............................           290
 Accrued service fee (Note 2)  ....................           208
 Accrued distribution fee (Note 2)  ...............            43
 Accrued management fee (Note 2)  .................            29
 Accrued accounting services fee (Note 2)  ........             8
 Other  ...........................................           625
                                                       ----------
    Total liabilities  ............................         9,105
                                                       ----------
      Total net assets ............................    $1,261,370
                                                       ==========
Net Assets
 $1.00 par value capital stock
   Capital stock ..................................    $  126,500
   Additional paid-in capital .....................       858,008
 Accumulated undistributed income:
   Accumulated undistributed net investment income          2,452
   Accumulated net realized gain on
    investment transactions  ......................        83,371
   Net unrealized appreciation in value
    of investments  ...............................       190,831
   Net unrealized appreciation in value of foreign
    currency exchange  ............................           208
                                                       ----------
    Net assets applicable to outstanding
      units of capital ............................    $1,261,370
                                                       ==========
Capital shares outstanding
 Class A  ..........................................      125,559
 Class Y  ..........................................          941
Capital shares authorized ..........................      400,000
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $9.97
 Class Y  ..........................................        $9.97


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $1,062)  ..............................     $ 13,062
   Interest and amortization .......................        9,216
                                                         --------
    Total income  ..................................       22,278
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        8,469
   Service fees - Class A ..........................        2,750
   Transfer agency and dividend
    disbursing - Class A  ..........................        2,740
   Custodian fees ..................................        1,131
   Distribution fee - Class A ......................          288
   Accounting services fee .........................          100
   Audit fees ......................................           19
   Legal fees ......................................           14
   Shareholder servicing - Class Y .................           14
   Other ...........................................          378
                                                         --------
    Total expenses  ................................       15,903
                                                         --------
      Net investment income  .......................        6,375
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................      111,891
 Realized net gain on forward currency contracts  ..          278
 Realized net loss on foreign currency
   transactions ....................................         (264)
                                                         --------
   Realized net gain on investments ................      111,905
                                                         --------
 Unrealized depreciation in value of securities
   during the period................................     (182,768)
 Unrealized appreciation on open forward currency
   contracts during the period .....................           60
 Unrealized depreciation in value of foreign
   currency exchange during the period .............          (24)
                                                         --------
   Unrealized depreciation on investments ..........     (182,732)
                                                         --------
    Net loss on investments  .......................      (70,827)
                                                         --------
      Net decrease in net assets resulting from
       operations  .................................     $(64,452)
                                                         ========


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                        For the fiscal year ended
                                                    June 30,
                                         -------------------------
                                              1999        1998
Increase (Decrease) in Net Assets       ------------  ------------
 Operations:
   Net investment income ...............  $    6,375     $    7,502
   Realized net gain on investments ....     111,905        147,877
   Unrealized appreciation
    (depreciation)  ....................    (182,732)       193,965
                                          ----------     ----------
    Net increase (decrease) in net assets
      resulting from operations ........     (64,452)       349,344
                                          ----------     ----------
 Distributions to shareholders from (Note 1F):*
   Net investment income:
    Class A  ...........................      (5,120)        (6,165)
    Class Y  ...........................         (68)           (63)
   Realized gains on securities transactions:
    Class A  ...........................    (125,603)      (164,458)
    Class Y  ...........................        (852)        (1,128)
                                          -----------    ----------
                                            (131,643)      (171,814)
 Capital share transactions:              ----------    ----------
   Proceeds from sale of shares:
    Class A (92,391,138 and 97,362,755
      shares, respectively) ............     959,040      1,056,297
    Class Y (842,161 and 147,574
      shares, respectively) ............       8,682          1,609
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (13,271,687 and 18,572,233
      shares, respectively).............     127,323        167,919
    Class Y (95,800 and 131,500
      shares, respectively) ............         919          1,191
   Payments for shares redeemed:
    Class A (92,479,345 and 95,731,629
      shares, respectively) ............    (970,805)    (1,047,872)
    Class Y (768,642 and 145,901
      shares, respectively) ............      (7,997)        (1,526)
                                          ----------     ----------
      Net increase in net assets resulting
       from capital share transactions       117,162        177,618
                                          ----------     ----------
       Total increase (decrease)  ......     (78,933)       355,148
Net Assets
 Beginning of period  ..................   1,340,303        985,155
                                          ----------     ----------
 End of period, including undistributed
   net investment income of $2,452
   and $1,529, respectively ............  $1,261,370     $1,340,303
                                          ==========     ==========
                 *See "Financial Highlights" on pages 14 - 15.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                             ------------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $11.85 $10.61   $8.95  $8.68   $8.98
                             ------ ------  ------  -----   -----
Income from investment
 operations:
 Net investment
   income ..........            .05    .07     .07    .08     .07
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.74)  3.01    1.94    .86     .60
                             ------ ------  ------  -----   -----
Total from investment
 operations   ......          (0.69)  3.08    2.01    .94     .67
                             ------ ------  ------  -----   -----
Less distributions:
 From net investment
   income ..........          (0.04) (0.06)  (0.09) (0.07)  (0.04)
 From capital gains           (1.15) (1.78)  (0.26) (0.60)  (0.93)
                             ------ ------  ------  -----   -----
Total distributions           (1.19) (1.84)  (0.35) (0.67)  (0.97)
                             ------ ------  ------  -----   -----
Net asset value,
 end of period  ....          $9.97 $11.85  $10.61  $8.95   $8.68
                             ====== ======  ======  =====   =====
Total return* ......          -5.40% 34.49%  23.03% 11.70%   7.98%
Net assets, end of
 period (in
 millions)  ........         $1,252 $1,331    $978   $771    $679
Ratio of expenses
 to average net
 assets  ...........           1.30%  1.23%   1.28%  1.25%   1.25%
Ratio of net
 investment income
 to average net
 assets  ...........           0.52%  0.67%   0.78%  0.89%   0.86%
Portfolio turnover
 rate  .............         149.45%114.34% 109.71% 58.64%  57.45%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                                For the fiscal             period
                             year ended June 30,         from 9/27/95*
                            ----------------------        through
                               1999   1998    1997        6/30/96
                             ------ ------  ------       --------
Net asset value,
 beginning of period         $11.85 $10.62   $8.95          $9.21
                             ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income ..........            .09    .10     .09            .12
 Net realized and
   unrealized gain (loss)
   on investments...          (0.74)  3.00    1.95            .30
                             ------ ------  ------         ------
Total from investment
 operations ........          (0.65)  3.10    2.04            .42
                             ------ ------  ------         ------
Less distributions:
 From net investment
   income...........          (0.08) (0.09)  (0.11)         (0.08)
 From capital gains           (1.15) (1.78)  (0.26)         (0.60)
                             ------ ------  ------         ------
Total distributions.          (1.23) (1.87)  (0.37)         (0.68)
                             ------ ------  ------         ------
Net asset value,
 end of period .....          $9.97 $11.85  $10.62          $8.95
                             ====== ======  ======         ======
Total return .......          -5.06% 34.71%  23.45%          5.44%
Net assets, end of
 period (in
 millions)  ........             $9     $9      $7             $5
Ratio of expenses
 to average net
 assets ............           0.99%  0.97%   1.04%          0.98%**
Ratio of net
 investment income
 to average net
 assets ............           0.85%  0.93%   1.02%          2.60%**
Portfolio
 turnover rate .....         149.45%114.34% 109.71%         58.64%**

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

NOTE 1 -- Significant Accounting Policies

     United International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished by either entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 1999, $264,361 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. Until June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. Beginning June 30, 1999, the fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,101,374, out of which W&R paid sales commissions of $2,374,209 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $45,305, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than short-term securities and U.S. Government Securities, aggregated $1,602,465,849 while proceeds from maturities and sales aggregated $1,556,762,859. Purchases of short-term securities and U.S. Government Securities aggregated $4,300,596,006 and $49,965,703, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government Securities aggregated $4,431,409,821 and $50,129,422, respectively.

     For Federal income tax purposes, cost of investments owned at June 30, 1999 was $1,017,985,106, resulting in net unrealized appreciation of $190,823,795, of which $236,594,032 related to appreciated securities and $45,770,237 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $112,236,770 during its fiscal year ended June 30, 1999, of which a portion was paid to shareholders during the period ended June 30, 1999. Remaining capital gain net income will be distributed to Fund's shareholders.

NOTE 5 -- Multiclass Operations

  On July 4, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United International Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United International Growth Fund, Inc. (the "Fund") as of June 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United International Growth Fund, Inc. as of June 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
August 6, 1999

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                  For Individuals         For Corporations
          --------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                         Class A
12-16-98  $1.1770 $0.5430    $0.6340  $0.0005   $0.5425   $0.6340
06-09-99   0.0150  0.0150     0.0000   0.0006    0.0144    0.0000
           ------ -------    -------  -------   -------   -------
Total     $1.1920 $0.5580    $0.6340  $0.0011   $0.5569   $0.6340
           ====== =======    =======  =======   =======   =======

                                         Class Y
12-16-98  $1.1960 $0.5620    $0.6340  $0.0008   $0.5612   $0.6340
06-09-99   0.0330  0.0330     0.0000   0.0012    0.0318    0.0000
           ------ -------    -------  -------   -------   -------
Total     $1.2290 $0.5950    $0.6340  $0.0020   $0.5930   $0.6340
           ====== =======    =======  =======   =======   =======


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

Shareholder Meeting Results

A special meeting of United International Growth Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withheld   Non-Votes*
J. Concannon             60,037,959   2,347,106       0
J. Dillingham            60,033,985   2,351,080       0
D. Gardner               59,938,341   2,446,724       0
L. Graves                60,008,321   2,376,744       0
J. Harroz, Jr.           59,926,761   2,458,304       0
J. Hayes                 59,852,515   2,532,550       0
R. Hechler               59,955,759   2,429,306       0
H. Herrmann              59,986,895   2,398,170       0
G. Johnson               59,818,672   2,566,393       0
W. Morgan                59,919,480   2,465,585       0
R. Reimer                59,914,787   2,470,278       0
F. Ross, Jr.             60,010,510   2,374,555       0
E. Schwartz              59,994,688   2,390,377       0
K. Tucker                60,015,744   2,369,321       0
F. Vogel III             60,041,299   2,343,766       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            59,377,597      510,634   2,496,834       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            54,585,381    4,518,735   3,154,062   126,887

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            55,539,715    2,730,747   3,987,716   126,887

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            55,480,247    2,194,313   4,709,508     997

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

This report is submitted for the general information of the shareholders of United International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United International Growth Fund, Inc. current prospectus.

For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

Any person who was a holder of an uncompleted Plan on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Thomas A. Mengel, Vice President

THE UNITED GROUP OF MUTUAL FUNDS

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.



















------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com


NUR1002A(6-99)

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